EXHIBIT 99.1


                          RESIGNATION AS A DIRECTOR OF
                          COMPETITIVE COMPANIES, INC.
                              A Nevada Corporation


     The undersigned hereby resigns as a director of Competitive Companies, Inc., a Nevada Corporation, effective April 14, 2014.


                                        /s/ Lawrence Griffin
                                        -------------------------------------
                                        Lawrence Griffin, resigning director